THIS NOTE AND THE COMMON STOCK IT IS CONVERTIBLE INTO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE PROMISSORY NOTE
$________________	February __, 2005 Buffalo, New York

          FOR VALUE RECEIVED, the undersigned, Minrad International, Inc., a Nevada corporation ("BORROWER"), hereby unconditionally promises to pay to the order of _________________ and ("LENDER"), at ___________________________ or such other address given to Borrower by Lender, the principal sum of $____________, or so much thereof as may be advanced in accordance with the terms of this Note, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining, computed at maturity at the rate per annum equal to the Interest Rate (defined below). This Note will become due and payable on the Maturity Date.

          This Note is one of two notes, which may be with different parties and in differing amounts but which are otherwise identical and are in the aggregate amount of not less than $2,000,000 and not more than $2,500,000 (collectively, the "Notes").

          1. DEFINITIONS. When used in this Note, the following terms shall have the respective meanings specified herein or in the section referred to:

          "ADJUSTMENT EVENT" is defined in SECTION 8(d)(i) hereof.

          "BUSINESS DAY" means any day other than a Saturday, Sunday, or other day on which a bank is authorized to be closed under the laws of New York.

          "CHANGE OF CONTROL" means (i) sale of all or substantially all, of the assets of the Company, or (ii) the consummation of any transaction or series of any related transactions (including without limitation, by way of merger) the result of which is that any "person" (as defined in Section 13(d) of the Exchange Act) or "group" (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13(d)(3) and 13(d)(5) under the Exchange Act) of more than fifty percent (50%) of the voting power of the Common Stock.

          "COMMON STOCK" means the Common Stock, par value $0.01 per share, of Borrower, any successor class or classes of common equity (however designated) of Borrower into or for which such Common Stock may hereafter be converted, exchanged, or reclassified and any class or classes of common equity (however designated) of Borrower which may be distributed or issued with respect to such Common Stock or successor class or classes to holders thereof generally. "COMPANIES" means Borrower and its Subsidiaries, and "COMPANY" means any one of the Companies.

          "COLLATERAL" means any and all the properties and property rights of the Company in its real property and personal property located at 3950 Schelden Circle, Bethlehem, Pennsylvania, and as described in the Mortgage and Security Agreement.

          "COMPANIES" means Borrower and its Subsidiaries, and "COMPANY" means any one of the Companies.

          "CONVERSION PRICE" means One Dollar and Seventy Five Cents ($1.75) per share as adjusted as provided in SECTION 8(c) below.

          "CURRENT MARKET PRICE" means, when used with respect to any security as of any date, the last sale price, regular way, or, in case no such sale takes place on such date, the closing bid price, regular way, of such security in either case as reported on the Nasdaq National Market, or, if such security is not listed or admitted to trading on the Nasdaq National Market, as reported on the Nasdaq SmallCap Market, or if such security is not listed or admitted to trading on any national or international securities exchange or the Nasdaq National Market or the Nasdaq SmallCap Market, the average of the high bid and low asked prices of such security in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if such security is not quoted by any such organization, the average of the closing bid and asked prices of such security furnished by an New York Stock Exchange member firm selected by Borrower. If such security is not quoted by any such organization and no such New York Stock Exchange member firm is able to provide such prices, then the Current Market Price of such security shall be the fair market value thereof as determined in good faith by the Board of Directors of Borrower.

          "EQUITY ISSUANCE" means the issuance or sale by any Company of any Common Stock or any other shares or capital Stock (including preferred stock), options, warrants, or other ownership interests (regardless of how designated) of or in any Company, or any other security or instrument convertible into, or exchangeable for, Common Stock.

          "EVENT OF DEFAULT" is defined in SECTION 4 hereof.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXISTING LOAN AGREEMENT" means the Loan Agreement, together collectively with the mortgage and security agreement and ancillary documents included thereto and referenced therein, dated on or about October 2001 executed by the Company and Interbay Funding, LLC.

          "INTEREST RATE" means Six Percent (6%) simple annual interest.

          "LOAN DOCUMENTS" means the Note, the Mortgage and Security Agreement, the Guarantee Agreement, the Registration Rights Agreement, the Warrant Agreement, the Note Subscription Agreement, and all other loan and collateral documents evidencing or securing the Obligation.

          "Material Adverse Effect" means a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, liabilities, contractual obligations, condition or prospects (financial or otherwise) of the Company, when taken as a whole.

          "MATURITY DATE" means October 7, 2005.

          "MAXIMUM RATE" means the highest non-usurious rate of interest (if any) permitted from day to day by applicable law.

          "MORTGAGE AND SECURITY AGREEMENT" means that certain agreement to be executed by the Company granting a second priority mortgage and security interest in the Collateral to secure the Notes, together with a UCC financing statement and any documents required under Pennsylvania law to perfect and record the lien on the Collateral, and together with all and ancillary documents, in a form substantially similar to that certain Mortgage and Security Agreement referenced in the Existing Loan Agreement above, and attached hereto as EXHIBIT A.

          "NOTE SUBSCRIPTION AGREEMENT" means the Note Subscription Agreement, dated of even date hereof, Agreement executed by the Borrower and the Lender, and attached hereto as EXHIBIT E.

          "GROSS PROCEEDS" means, with respect to any Equity Issuance by any Company, the amount of gross cash received by such Company in connection with such transaction.

          "OBLIGATION" shall mean all indebtedness, liabilities, and obligations, of Borrower to the Lender arising under the Note and the other Loan Documents.

          "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, charitable foundation, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

          "GAURANTEE AGREEMENT" means that certain Guarantee Agreement dated of even date hereof, Agreement executed by Minrad, Inc. and the Lenders, and attached hereto as EXHIBIT B.

          "REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement, attached hereto as EXHIBIT C, dated of even date hereof, between Lender and Borrower, and all modifications, amendments, substitutions, and replacements thereof.

          "SEC" means the Securities and Exchange Commission and any successor thereof.

          "STOCK" means all shares, options, warrants, general or limited partnership interests, membership interests, or other ownership interests (regardless of how designated) of or in a corporation, partnership, limited liability company, trust, or other entity, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Exchange Act).

          "SUBSIDIARY" means any Person of which more than fifty percent (50%) (in number of votes) of the issued and outstanding Stock having ordinary voting power for the election of at least a majority of the directors is owned or controlled, directly or indirectly, by Borrower, any Subsidiary of Borrower, or any combination thereof.

          "TRADING DAY" means each Monday, Tuesday, Wednesday, Thursday, and Friday, other than any day on which securities are not traded on the applicable securities exchange or in the applicable securities market.

          "WARRANT AGREEMENT" means that certain Warrant Agreement, attached hereto as EXHIBIT D, dated of even date hereof, executed by Borrower in favor of Lender, and all modifications, amendments, substitutions, and replacements thereof.

          2. ADVANCES; PAYMENT.

          (a) ADVANCES. On the date hereof, Lender shall lend to Lender, in a single advance, the sum of __________ DOLLARS ($___________).

          (b) INTEREST PAYMENTS. Borrower further promises to pay interest on the sum of the unpaid principal balance of the Note outstanding at the earlier of (i) the Maturity Date, or (ii) at such time as all such principal amounts shall have been repaid in full or converted into Common Stock of Borrower pursuant to SECTION 8(a) below. The interest and shall be calculated on the basis of simple annual interest at the Interest Rate on the basis of a 365-day year for the actual number of days elapsed.

          (c) VOLUNTARY PREPAYMENT. Borrower shall have no right to prepay the outstanding principal balance of this Note and accrued interest thereon, in whole or in part, at any time prior to the Maturity Date, other than as provided for under Optional Prepayment in SECTION 2(d) below.

          (d) OPTIONAL PREPAYMENT. Commencing seven (7) business days after the receipt thereof by any Company, Borrower shall have the right, but not the obligation, at its sole discretion, to elect prepay the outstanding principal balance of, and accrued unpaid interest on, this Note in the event that the cumulative and aggregate Gross Proceeds of all Equity Issuances raised by any Company (on a consolidated basis) exceeds Five Million Dollars ($5,000,000), beginning with the period starting January 1, 2005. Once the Borrower becomes eligible to make an optional prepayment under this SECTION 2(d), the Borrower may elect to make said prepayment at any time prior to the Maturity Date. If the Borrower makes an optional prepayments under this SECTION 2(d), it will make them pro rata on each outstanding Note in amounts equal to the same proportion of each Note. For avoidance of doubt, the proceeds from this Note shall not constitute an Equity Issuance, unless converted under SECTION 8 hereof.

          (e) OPTIONAL ACCELERATION. In the event that the cumulative and aggregate Gross Proceeds of all Equity Issuances raised by any Company (on a consolidated basis) exceeds Five Million Dollars ($5,000,000), beginning with the period starting January 1, 2005, then commencing seven (7) business days after the receipt thereof by any Company thereof, Lender shall have the right, but not the obligation, at its sole discretion, to elect to accelerate the Maturity Date of this Note and, make this Note payable on demand, including the outstanding principal balance of, and accrued unpaid interest on, this Note, in whole or in part. Notwithstanding the forgoing, however, the Lender must give Borrower five (5) business days prior written notice of any acceleration under this SECTION 2(e).

          (f) PAYMENTS GENERALLY. Except as otherwise provided herein, all payments of principal of and interest on this Note shall be made by Borrower to Lender in federal or other immediately available funds. Should the principal of, or any installment of the principal of or interest on, this Note become due and payable on any day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable with respect to such extension. Payments made to Lender by Borrower hereunder shall be applied first to accrued interest and then to principal.

          3. WAIVER. Except as provided herein, Borrower and each surety, endorser, guarantor, and other party ever liable for payment of any sums of money payable upon this Note, jointly and severally waive presentment, demand, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate, or other notice of any kind, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases, or changes.

          4. EVENTS OF DEFAULT AND REMEDIES. An "EVENT OF DEFAULT" shall exist hereunder if any one or more of the following events shall occur and be continuing: (a) Borrower shall fail to pay when due any principal of, or interest upon, this Note or the Obligation and such failure shall continue for three (3) days after such payment became due; or (b) Borrower shall fail to perform any of the covenants or agreements contained herein or in any other Loan Document and such failure shall continue unremedied for thirty (30) days after written notice thereof; or (c) any representation or warranty made by Borrower to Lender herein or in any other Loan Document shall prove to be untrue or inaccurate in any material respect, the result of which could be expected to have a Material Adverse Effect; or (d) any Company shall (1) apply for or consent to the appointment of a receiver, trustee, intervener, custodian, or liquidator of itself or of all or a substantial part of its assets, (2) be adjudicated bankrupt or insolvent or file a voluntary petition for bankruptcy or admit in writing that it is unable to pay its debts as they become due, (3) make a general assignment for the benefit of creditors, (4) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, or (5) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding, or take corporate action for the purpose of effecting any of the foregoing; or (e) an order, judgment, or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization of any Company or appointing a receiver, trustee, intervener, or liquidator of any Company, or of all or substantially all of its assets, and such order, judgment, or decree shall continue unstayed and in effect for a period of thirty (30) days; or (f) the dissolution or liquidation of any Company; or (g) a Change of Control; or (h) a default or event of default shall occur under the Existing Loan Agreement (as such agreement shall be modified, amended, renewed, extended, or restated from time to time) and such default or event of default shall continue unremedied after the expiration of any period of grace or notice, if any; or (i) any Company shall default in the payment of any indebtedness of such Company individually or in the aggregate or default shall occur in respect of any note or credit agreement relating to any such indebtedness (and such default shall continue for more than the period of grace, if any), in each case where the result of which could be expected to have a Material Adverse Effect; or (j) any final judgment(s) for the payment of money individually or in the aggregate shall be rendered against any Company and such judgment(s) shall not be satisfied or discharged at least ten (10) days prior to the date on which any of such Company's assets could be lawfully sold to satisfy such judgment(s), the result of which could be expected to have a Material Adverse Effect.

          Upon the occurrence of any Event of Default hereunder, then the holder hereof may, at its option, (i) declare the entire unpaid principal balance and accrued interest upon the Obligation to be immediately due and payable without presentment or notice of any kind which Borrower waives pursuant to SECTION 3 herein, and/or (ii) pursue and enforce any of Lender's rights and remedies available pursuant to any applicable law or agreement; provided, however, in the case of any Event of Default specified in PARAGRAPH (d) or (e) of this SECTION 4 with respect to any Company, without any notice to Borrower or any other act by Lender, the principal balance and interest accrued on this Note shall become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby waived by Borrower.

          5. REPRESENTATIONS AND COVENANTS.

          (a) REPRESENTATIONS. Borrower represents and warrants to Lender that:

                    (i) each Company is duly organized and in good standing under the laws of the state of its incorporation, formation, or organization and has the power to own its property and to carry on its business in each jurisdiction in which such Company operates, except where the failure of which is not expected to have a Material Adverse Effect;

                    (ii) Borrower has full power and authority to enter into this Note and the other Loan Documents, to execute and deliver the Loan Documents, and to incur the obligations provided for in the Loan Documents, all of which has been duly authorized by all necessary action;

                    (iii) the Loan Documents are the legal and binding obligations of Borrower, enforceable in accordance with their respective terms;

                    (iv) neither the execution and delivery of this Note and the other Loan Documents, nor consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of law, statute, or regulation to which any Company is subject or any judgment, license, order, or permit applicable to any Company or any indenture, mortgage, deed of trust, or other instrument to which any Company may be subject; no consent, approval, authorization, or order of any court, governmental authority, or third party is required in connection with the execution, delivery, and performance by Borrower of this Note or any of the other Loan Documents or to consummate the transactions contemplated herein or therein;

                    (v) all financial statements contained in filings by the Borrower with the SEC since December 15, 2005 fairly present the financial condition of the Companies, and have been prepared in accordance with generally accepted accounting principles, consistently applied, and no Material Adverse Effect has occurred since the date of the most recent financial statements which Borrower has delivered to Lender;

                    (vi) no litigation, investigation, or governmental proceeding is pending, or, to the knowledge of any of Borrower's officers, threatened against or affecting any Company, which may result in any Material Adverse Effect;

                    (vii) except in connection with the Existing Loan Agreement, the Companies own all of the Collateral free and clear of all liens, security interests, or other encumbrances, except liens reflected on SCHEDULE 1;

                    (viii) all taxes required to be paid by each Company have in fact been paid, except as disclosed on SCHEDULE 2;

                    (xi) Since December 16, 2004, Borrower has filed all reports, schedules, forms, statements, and other documents required to be filed by Borrower with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"); and

                    (xii) as of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) AFFIRMATIVE COVENANTS. Until payment in full of the Obligation, Borrower agrees and covenants that Borrower shall and shall cause each of the other Companies to:

                    (i) maintain complete and accurate books and records of its transactions in accordance with generally accepted accounting principles, and, if an Event of Default exists, will give Lender access during business hours to all books, records and documents of the Companies and permit Lender to make and take away copies thereof;

          (iii) furnish to Lender, immediately upon becoming aware of the existence of any condition or event constituting an Event of Default or event which, with the lapse of time and/or giving of notice would constitute an Event of Default, written notice specifying the nature and period of existence thereof and any action which Borrower is taking or proposes to take with respect thereto;

          (vi) promptly notify Lender of: (A) any Material Adverse Effect; (B) any default under any material agreement, contract, or other instrument to which any Company is a party (including, without limitation, the Existing Loan Agreement) or by which any of its properties are bound, or any acceleration of any maturity of any indebtedness owing by any Company (including, without limitation, the Existing Loan Agreement), in each case where the result is expected to have a Material Adverse Effect; (C) any Material Adverse Effect against or affecting any Company or any of its properties; and (D) any litigation, or any claim or controversy which might become the subject of litigation, against any Company or affecting any Company's property, if such litigation or potential litigation might, in the event of an unfavorable outcome, have a Material Adverse Effect or might cause an Event of Default;

          (vii) promptly furnish to Lender, at Lender's reasonable request, such additional financial or other information concerning assets, liabilities, operations, and transactions of any Company as Lender may from time to time reasonably request including audit reports, registration statements, or other reports or notices provided to stockholders of Borrower or filed with the Securities and Exchange Commission;

          (viii) promptly pay all lawful claims, whether for labor, materials, or otherwise, which might or could, if unpaid, become a lien or charge on the Collateral, unless and to the extent only that the same are being contested in good faith by appropriate proceedings and reserves have been established therefor;

          (ix) maintain on the Collateral insurance of responsible and reputable companies in such amounts and covering such risks as is prudent and is usually carried by companies engaged in businesses similar to that of the Companies; Borrower shall furnish Lender, on request, with certified copies of insurance policies or other appropriate evidence of compliance with the foregoing covenant;

          (x) pay and discharge all taxes, assessments, and governmental charges or levies imposed upon the Collateral, before such amounts become delinquent;

(xiii)  comply with all material terms, conditions, and agreements set forth in the Existing Loan Agreement; and

(xiv)  promptly (and in no event later than 15 days after written notice from the Lender is received) at is own expense cure any defects, errors or omissions in the creation, execution, delivery or contents of this Note or the Loan Documents, and execute and deliver (or cause to be executed and delivered) to the Lender upon Lender's reasonable request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Companies in this Note, and the Loan Documents, or to correct any omissions in the Loan Documents, or more fully state the security obligations set out herein, or to perfect, protect or preserve any liens and the priority thereof created in the Collateral, or to make any recordings, to file any notices, or obtain any consents as may be necessary or appropriate in connection with the transactions contemplated by this Note and the Loan Documents.

          (c) NEGATIVE COVENANTS. Until payment in full of the Obligation, Borrower covenants that Borrower shall not and shall not permit any other Company to sell, transfer, mortgage, assign, encumber, hypothecate, or grant a security interest in any of the Collateral except in accordance with the Existing Loan Agreement.

          6. NO WAIVER. No waiver by Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise, shall be considered a waiver of any other subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

          7. USURY LAWS. Regardless of any provision contained in this Note, Lender shall never be deemed to have contracted for or be entitled to receive, collect, or apply as interest on this Note (whether termed interest herein or deemed to be interest by judicial determination or operation of law) any amount in excess of the Maximum Rate, and, in the event that Lender ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, then any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term; provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, then Lender or any holder hereof shall refund to Borrower the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of all advances made by the Lender or any holder hereof under this Note at the time in question.

          8. CONVERSION RIGHTS.

          (a) CONVERSION PRIVILEGE. If, subsequent to the date of this Note, the Company receives aggregate Gross Proceeds from Equity Issuances of at least Five Million Dollars ($5,000,000), then commencing on such date and continuing until the payment in full of this Note, Lender, at its option may convert all or any portion of outstanding principal balance of, and all accrued interest on, this Note into the number of shares of Common Stock obtained by dividing (i) the unpaid principal amount of, and interest through the date of conversion on, this Note to be converted, by (ii) the Conversion Price. . For avoidance of doubt, the proceeds from this Note shall not constitute an Equity Issuance, unless converted under this SECTION 8 hereof.

          (b) CONVERSION PROCEDURE. To convert this Note pursuant to this SECTION 8, Lender must notify Borrower in writing pursuant to SECTION 9 hereof, and if the conversion is of the entire unpaid principal of, and interest on, this Note, then surrender this Note to Borrower. As promptly as practicable after delivery of an written notice to convert all or any portion of the Note in accordance with this SECTION 8(b), Borrower shall issue and deliver to Lender, a certificate or certificates for the full number of whole shares of Common Stock issuable upon the conversion of this Note in accordance with the provisions of this SECTION 8.

          (c) CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon conversion of the principal of, or interest on, this Note. If any fractional share of Common Stock would be issuable upon the conversion of any portion of this Note, Borrower shall pay a cash adjustment therefor in respect of such fractional share equal to the product of (i) the percentage representing such fractional share multiplied by (ii) the Conversion Price.

          (d) ADJUSTMENT OF CONVERSION PRICE.

                    (i) If Borrower shall (A) pay a dividend or other distribution, in Common Stock, on any class of capital stock of Borrower, (B) subdivide the outstanding Common Stock into a greater number of shares by any means or (C) combine the outstanding Common Stock into a smaller number of shares by any means (including, without limitation, a reverse stock split) (any such event being an "ADJUSTMENT EVENT"), then in each such case the Conversion Price shall be decreased or increased as follows: the adjusted Conversion Price shall be equal to the Conversion Price in effect immediately prior to the effective date of the Adjustment Event, multiplied by a fraction whose numerator is the number of shares of Common Stock issued and outstanding immediately prior to such effective date, and whose denominator is the number of such shares outstanding immediately after such effective date. An adjustment made pursuant to this SECTION 8(d)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date of such subdivision or combination, as the case may be;

                    (ii) The provisions of this SECTION 8(d) shall similarly apply to all successive events of the type described in this SECTION 8(d). Notwithstanding anything contained herein to the contrary, no adjustment in the Conversion Price shall be required unless cumulative adjustments would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this SECTION 8(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this SECTION 8 shall be made by Borrower and shall be made to the nearest cent and Borrower shall be entitled to rely conclusively thereon. Notwithstanding anything contained in this SECTION 8(d) to the contrary, Borrower shall be entitled to make such reductions in the Conversion Price, in addition to those required by this SECTION 8(d), if the Board of Directors of Borrower has made a determination that such reduction would be in the best interests of Borrower, which determination shall be conclusive as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by Borrower to its stockholders shall not be taxable. Except as provided in this SECTION 8, no adjustment in the Conversion Price will be made for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase Common Stock or any securities so convertible or exchangeable. In addition, no adjustment in the Conversion Price shall be made in the event of the issuance of Common Stock upon the conversion or exercise of options, preferred stock or warrants of Borrower outstanding on the date hereof, unless the conversion or exercise price thereof is changed after the date hereof (other than solely by operation of the anti-dilution provisions hereof); or pursuant to employee stock option or stock ownership plans, duly adopted by Borrower.

                    (iii) Whenever the Conversion Price is adjusted as provided herein, Borrower shall promptly provide Lender with written notice of such adjustment setting forth the Conversion Price in effect after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (e) EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. In the event of (i) any reclassification (including, without limitation, a reclassification effected by means of an exchange or tender offer by Borrower) but excluding a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of Borrower with another corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Common Stock or (iii) any sale or conveyance of the property of Borrower as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Common Stock, then Borrower or the successor or purchasing corporation, as the case may be, shall enter into an Amended and Restated Note providing that this Note shall be convertible into the kind and amount of securities or other property (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance which Borrower of this Note would have received if this Note had been converted immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such Amended and Restated Note shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this SECTION 8. Whenever an Amended and Restated Note is entered into as provided herein, Borrower shall promptly provide Lender with an Officer's Certificate setting forth a brief statement of the facts requiring such Amended and Restated Note. The provisions of this SECTION 8 shall similarly apply to all successive events of the type described in this SECTION 8.

          (f) RESERVATION OF SHARES; SHARES TO BE FULLY PAID; COMPLIANCE WITH GOVERNMENT REQUIREMENTS; LISTING OF COMMON STOCK. Borrower shall reserve, out of its authorized but unissued Common Stock or its Common Stock held in treasury, sufficient shares of Common Stock to provide for the conversion of all of this Note.

          Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Common Stock issuable upon conversion of this Note, Borrower will take all corporate action which may, in the opinion of its counsel, be necessary in order that Borrower may validly and legally issue Common Stock at such adjusted Conversion Price. Borrower covenants that all Common Stock which may be issued upon conversion of this Note will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance and delivery thereof. Borrower covenants that if any Common Stock issued or delivered upon conversion of this Note hereunder requires registration or approval of any governmental authority under any applicable federal or state law (excluding federal or state securities laws) before such Common Stock may be lawfully issued, Borrower will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

          (h) NOTICE TO LENDER PRIOR TO CERTAIN ACTIONS. In the event that:

                    (i) Borrower shall declare or authorize any event which could result in an adjustment in the Conversion Price under SECTION 8(d) or require the execution of an amended and restated Note; or

                    (ii) Borrower shall authorize the combination, consolidation or merger of Borrower for which approval of any stockholders of Borrower is required, the sale or transfer of all or substantially all of the assets of Borrower or the voluntary or involuntary dissolution, liquidation or winding-up of Borrower in whole or in part; then, in each such case, Borrower shall give or cause to be given to Lender, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating the date on which a record is to be taken for the purpose of determining the holders of outstanding Common Stock entitled to participate in such event, the date on which such event is expected to become effective or occur and the date on which it is expected that holders of outstanding Common Stock of record shall be entitled to surrender their shares, or receive any items, in connection with such event. The requirements of this section (h) will not apply to any reincorporation of the Borrower as a Delaware corporation. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

          9. NOTICE. Whenever this Note requires or permits any notice, approval, request, or demand from one party to another, the notice, approval, request, or demand must be in writing and shall be deemed to have been given when personally served or when deposited in the United States mails, registered or certified, return receipt requested, addressed to the party to be notified at the following address (or at such other address as may have been designated by written notice):
Lender:	[name]
[address]
Borrower:	Minrad International, Inc. 847 Main Street Buffalo, New York 14203 Attn: Chief Executive Officer Phone: 716-855-1068
With a copy to:	Robert B. Fleming, Jr., Esq. Hodgson Russ LLP One M&T Plaza, Suite 2000 Buffalo, New York 14203 Phone: 716.856.4000

          10. AMENDMENT. This Note may be amended or modified only by written instrument duly executed by Borrower and Lender.

          11. COSTS AND EXPENSES. In addition to costs referenced in SECTION 5, Borrower will pay all reasonable legal fees and expenses incurred by the Lender in connection with the preparation or administration of this Note and the Loan Documents. If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity, or in bankruptcy, receivership, or other court proceedings, then Borrower agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys' fees, including all costs of appeal.

          12. BROKERS FEES. No broker's or finder's fee or commission is or will be payable in connection with this Loan or the transactions contemplated hereby.

          13. SUCCESSORS AND ASSIGNS. This Note shall inure to the benefit of Lender and its successors and assigns; provided, however, Lender may not (without the prior written consent of Borrower, such consent not to be unreasonably withheld or delayed and such consent not to be required if an Event of Default exists) assign or negotiate this Note to any Person.

          14. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED, AND APPLIED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

          15. LIMITATION OF LIABILITY. Anything in this Note to the contrary notwithstanding, it is specifically provided that Borrower shall not have any personal or corporate liability for the payment of this Note or be liable for a money judgment or otherwise in the event of an Event of Default, it being understood that the holders of this Note may look only to the security provided by the Mortgage and Security Agreement and the other Loan Documents to enforce the payment of the Obligation, except for the interest of Borrower in the Collateral secured by the Mortgage and Security Agreement or any other property of Borrower covered by a lien or security interest securing payment of the Obligation; provided, however, that the liability of Borrower shall at all times be one hundred percent (100%) liability for (a) any and all damages, costs, and expenses suffered or incurred by Lender as a result of, in connection with or relating to any representation or warranty made by Borrower to Lender which shall prove to be untrue or inaccurate in any material respects, and (b) the costs, expenses, and fees, including but not limited to, court costs and reasonable attorneys' fees, arising in connection with the collection of the Obligation.

          16. FINAL AGREEMENT. THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR OR CONTEMPORANEOUS AGREEMENTS BETWEEN THE PARTIES. ANY MODIFICATION OR AMENDMENT TO THIS NOTE MUST BE IN WRITING AND SIGNED BY THE PARTIES.
MINRAD INTERNATIONAL, INC.:
a Nevada corporation

By:

SCHEDULE I

Existing Liens on Collateral
1.	Mechanics Lien in the amount of $86,902 filed December 10, 2004 by H.T. Lyons, Inc. in the Court of Common Pleas in Northampton County, Pennsylvania. Claim relates to process-piping work performed by H.T. Lyons at the Company's plant in Bethlehem, Pennsylvania.
2.	UCC-1 Financing Statement No. 34060328, filed 6/15/01 in Pennsylvania by NMHG Financial Services Inc. (Lessor) against Minrad Inc. (Lessee) relating to all of the equipment now or hereafter leased by the Lessor to the Lessee and all accessories, additions, replacements, and substitutions thereto and therefor and all proceeds including insurance proceeds thereof.
3.	UCC-1 Financing Statement No. 34650027, filed 11/6/01 in Pennsylvania by Interbay Funding LLC relating to all of Minrad's interest in property, buildings, appurtenances, tangible property, rents, contract rights, other intangibles and secondary financing in any way belonging, relating or appertaining to the property located at 3950 Schelden Circle, Bethlehem, Pennsylvania.

SCHEDULE II

Disclosure Concerning Unpaid Taxes

1.         Internal Revenue Service Levy dated 9/4/02 with an outstanding balance of $28,100.

EXHIBIT A
Mortgage and Security Agreement

EXHIBIT B
Guarantee agreement

EXHIBIT C
Registration rights agreement

EXHIBIT D
Warrant Agreement

EXHIBIT E
Note Subscription Agreement